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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-25377 on Form S-3 of our report dated September 20, 1996 appearing in the Annual Report on Form 10-K of The Dress Barn, Inc. for the year ended July 27, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



Deloitte & Touche LLP



New York, New York


May 13, 1997